UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number             811-02631

                             Chestnut Street Exchange Fund

(Exact name of registrant as specified in charter)

301 Bellevue Parkway

                             Wilmington, DE 19809

(Address of principal executive offices) (Zip code)

Salvatore Faia

Chestnut Street Exchange Fund

301 Bellevue Parkway

                                     Wilmington, DE 19809

(Name and address of agent for service)

Registrant’s telephone number, including area code:  (610) 558-1750

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

David R. Wilmerding, Jr.

Chairman

January 31, 2013

Fellow Partner:

Enclosed is the Annual Report of Chestnut Street Exchange Fund for the year ended December 31, 2012.

Our Fund earned $9.42 per share of net investment income for a share outstanding throughout 2012, compared to $6.85 per share earned in 2011. Dividend income in 2012 was increased by $970,207 from 2011. Expenses were increased slightly in 2012.

After providing for the January 2013 distribution, the net asset value per partnership share at December 31, 2012 was $389.89. The net asset value at September 30, 2012, the date of our last report, was $395.53. Distributed in redemption in the fourth quarter were shares of Emerson Electric Co., Union Pacific Corp., Merck & Co., Inc., and Exxon Mobile Corp.

Additional information required by Securities and Exchange Commission regulations is enclosed.

The accompanying Investment Adviser’s Report contains interesting information on the market generally and on our Fund’s performance.

Your comments or questions concerning Chestnut Street Exchange Fund are welcomed.

Yours sincerely,

David R. Wilmerding, Jr.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT

Market Review

US equities, as represented by the S&P 500® Index, advanced 16.00% for the 12-month period ended December 31, 2012.

Following a tumultuous 2011, equity markets began the new year with a strong rally amid lower volatility. The debt situation in Europe had stabilized and global liquidity conditions improved as the European Central Bank (“ECB”) implemented its long-term refinancing operations. Positive economic indicators out of the United States brightened the outlook for the world economy and equities moved boldly higher through the first two months of 2012.

A flare-up in the European debt crisis halted the rally in the spring. Political instability in Greece caused anxiety about whether the country would continue its membership in the eurozone. Spain faced severe deficit and policymaking issues and a liquidity crisis in the nation’s banks. Alongside the drama in Europe, investors became discouraged by gloomy economic reports from various parts of the world. A slowdown in China, a key powerhouse for global growth, was of particular concern. Many European countries fell into recession. In the United States, disappointing jobs reports signaled that the recovery was losing steam. US equities gave back half of their year-to-date gains by the end of May.

As the global economic picture dimmed, investors grew increasingly optimistic that the world’s central banks would intervene to stimulate growth. Meanwhile, European leaders took meaningful steps toward fiscal integration in the euro currency bloc. These positive themes drove a powerful equity rebound in June. In July, ECB president Mario Draghi boosted investor confidence by stating that the ECB was committed to do “whatever it takes” to hold the eurozone together. This assurance along with growing hopes for additional central bank stimulus overshadowed concerns about the dreary economic landscape and US stocks continued their advance through the third quarter. In September, the ECB announced its decision to backstop eurozone governments with unlimited purchases of short-term sovereign debt. Days later, the US Federal Reserve announced an aggressive stimulus program involving purchases of agency mortgage-backed securities.

Concerns about the world economy resurfaced in the fall amid political uncertainty in key nations. Global trade slowed as Europe’s recession deepened, US growth remained lackluster and growth continued to decelerate in China, where a once-in-a-decade leadership change compounded uncertainty. In the United States, automatic tax increases and spending cuts set to take effect at the beginning of 2013, known as the “fiscal cliff,” threatened to push the nation into recession unless politicians could agree upon alternate measures to reduce the deficit before the end of 2012. Worries that political gridlock would preclude a budget deal prior to the deadline drove high levels of volatility in equity markets around the world in the months leading up to the last day of the year. Ultimately, the United States averted the fiscal cliff with a last-minute tax deal, spurring relief rallies in stock markets globally. However, relief from US fiscal worries was only partial as decisions relating to spending cuts and the national debt ceiling remained pending as financial markets closed for the year. Despite a downtrodden economic environment and a suspenseful lead-up to the US fiscal cliff deadline, US stock prices moved higher through the final months of 2012 as investors took on more risk to achieve meaningful returns in the low interest rate environment.

From a sector perspective, global central bank stimulus drove financials (+28.82%) and consumer discretionary stocks (+23.89%) higher in 2012. Telecommunications services (+18.31%) performed well and health care stocks (+17.70%) rebounded after valuations had been pushed down amid regulatory uncertainty. While all of the S&P 500® Index sectors moved higher for the year, energy stocks (+4.58%) were hindered by declining oil prices in the latter part of the year and utilities (+1.31%) became less favorable as investors sought riskier investments.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review

Summary

The US equity market posted very strong performance in 2012, with the S&P 500 Index rising by 16%. Strong rallies in the first and third quarters sandwiched a weak second quarter. Similar to 2011, investor attention focused on the European debt crisis, the decelerating Chinese economy, and the US fiscal predicament. Improving sentiment around each of these developments, combined with modestly advancing US economic data, pushed the attractively-valued US market higher. Within the S&P 500 Index, both the consumer discretionary and financials sectors delivered excellent returns, as steady employment gains and signs of a sustainable housing market recovery boosted US consumers.

The Chestnut Street Exchange Fund registered a strong double-digit return in 2012, but modestly trailed the 16.0% return posted by the S&P 500 Index. Positive sector allocation and negative stock selection neutralized each other during the period. Investments in the consumer discretionary, financials and industrials sectors boosted relative performance, but were offset by results in information technology and consumer staples.

Performance Attribution

The portfolio’s overall sector allocation generated outperformance during the year. The utilities sector delivered the worst return among all sectors within the S&P 500 Index. As a result, the Fund’s lack of exposure to the sector contributed outperformance. The Fund’s other significant underweight, in the information technology sector, also boosted relative performance as information technology lagged the broader market. Other contributors at the sector level included an underweight in energy and an overweight position in financials. From a stock selection perspective, investments in the consumer discretionary sector contributed positively with media holdings Comcast Corp. and Walt Disney Co. delivering excellent performance.

Stock selection in information technology had the most negative impact on relative performance. The Fund’s large position in Intel Corp., a top contributor in 2011, accounted for much of the weakness as personal computer demand weakened during the period, pushing the stock price lower. In addition, owning slower growth International Business Machines Inc. and Microsoft Corp. detracted as these companies generated positive returns but lagged the broader sector which was driven by the index’s largest holding, Apple Inc. The Fund’s two largest consumer staples holdings, Coca-Cola Co. and Procter & Gamble Co., also produced positive absolute returns in 2012, but trailed the consumer staples allocation within the S&P 500 Index, and contributed to the Fund’s overall underperformance.

Outlook

As a result of market movement and shares redeemed during the year, the Fund’s weightings in the consumer discretionary and financials sectors increased, while weightings in the information technology and industrials sectors declined. We used investor redemptions to eliminate Cabot Microelectronics Corp. and Hospira Inc., and reduce large positions in 3M Co., Intel Corp., Union Pacific Corp. and Exxon Mobil Corp. The Fund remains well diversified, with the largest weightings in the financials, health care, consumer staples

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Continued)

Portfolio Review (concluded)

and industrials sectors. Relative to the S&P 500 Index, the Fund holds significant overweights in the industrials, health care, and consumer staples sectors, and notable underweights in information technology, utilities, and consumer discretionary.

Any opinions expressed are those of BlackRock as of the date of this report and are subject to change based on changes in market or economic conditions. Past performance is not a guarantee of future results. There is no guarantee that forecasts made herein will come to pass. The comments should not be construed as a recommendation for any individual holdings or market sectors. Information and opinions are derived from proprietary and non-proprietary sources deemed by BlackRock to be reliable. We cannot guarantee the accuracy of such information, assure its completeness, or warrant that such information will not be changed without notice. Reliance upon information in this report is at the sole discretion of the reader.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INVESTMENT ADVISER’S REPORT (Concluded)

(Unaudited)

PERFORMANCE COMPARISON

Comparison of Change in Value of $10,000 Investment in Chestnut Street

Exchange Fund(1) vs. S&P 500® Index and Dow Jones Industrial Average Index(2)

The performance data represents past performance and the principal value and investment return will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. Please call (800) 852-4750 for the most recent month-end performance.

In addition, the data does not reflect the deduction of taxes that a shareholder would pay on distributions or redemption of Fund shares.

For the Year Ended December 31, 2012

	Average Annual Total Returns
	1 Year	5 Year	10 Year	Since Inception(3)
Chestnut Street Exchange Fund	14.75%	1.71%	6.06%	10.77%
S&P 500® Index	16.00%	1.67%	7.10%	10.72%
Dow Jones Industrial Average Index	10.24%	2.63%	7.33%	9.34%

(1)	The chart assumes a hypothetical $10,000 initial investment in the Fund made on January 1, 2003 and reflects Fund expenses. Investors should note that the Fund is a managed fund while the indices are unmanaged, do not incur expenses and are not available for investment. The Fund’s gross expense ratio for the fiscal year ended December 31, 2012 was 0.53%.
(2)	Results of index performance are presented for general comparative purposes.
(3)

Cumulative since inception total returns were 3,874.54%, 3,803.50% and 2,387.32% for the Chestnut Street Exchange Fund, the S&P 500® Index and the Dow Jones Industrial Average Index, respectively, for the period December 29, 1976 (inception) to December 31, 2012.

BLACKROCK CAPITAL MANAGEMENT, INC.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Fund Expense Example

(Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees, and other Fund expenses. The example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period from July 1, 2012 through December 31, 2012, and held for the entire period.

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Six Months Ending December 31, 2012” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not your Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the accompanying table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the second line of the accompanying table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Chestnut Street Exchange Fund

	Beginning Account Value July 1, 2012	Ending Account Value December 31, 2012		Expenses Paid During Six Months Ending December 31, 2012*
Actual	$1,000.00	$1,037.90		$2.77
Hypothetical (5% return before expenses)	$1,000.00	$1,022.42	†	$2.75

*	Expenses are equal to the Fund’s annualized six-month expense ratio of 0.54%, multiplied by the average account value over the period, multiplied by the number of days (184) in the most recent fiscal half-year, then divided by 366 to reflect the one-half year period. The Fund’s ending account value on the first line of the table is based on the actual total return of 3.79% for the six-month period ending December 31, 2012.

†	Hypothetical expenses are based on the Fund’s actual annualized six-month expense ratio and an assumed rate of return of 5% per year before expenses.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

PORTFOLIO HOLDINGS SUMMARY TABLE

December 31, 2012

(Unaudited)

Security Type/Industry	% of Net Assets	Value
COMMON STOCKS:
Financial	17.2%	$31,433,628
Health Care	14.3	26,145,658
Technology	12.4	22,670,298
Consumer Cyclicals	12.4	22,650,380
Energy	9.9	18,087,945
Staples	9.4	17,159,387
Capital Equipment	7.8	14,212,984
Basics	5.2	9,505,589
Transportation	4.1	7,348,963
Utilities	3.4	6,223,524
Retail	2.4	4,367,444
Other Assets in Excess of Liabilities	1.5	2,822,475

Net Assets	100.0%	$182,628,275

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS

December 31, 2012

	Shares	Value
COMMON STOCKS—98.5%
BASICS—5.2%
Air Products & Chemicals, Inc.	72,392	$6,082,376
Cabot Corp.	86,032	3,423,213

		9,505,589

CAPITAL EQUIPMENT—7.8%
Emerson Electric Co.	124,086	6,571,595
General Electric Co.	364,049	7,641,389

		14,212,984

CONSUMER CYCLICALS—12.4%
3M Co.	27,565	2,559,410
CBS Corp.,—Class B	60,100	2,286,805
Comcast Corp.,—Class A	149,743	5,597,393
Procter & Gamble Co.	85,100	5,777,439
Walt Disney Co. (The)	129,129	6,429,333

		22,650,380

ENERGY—9.9%
Exxon Mobil Corp.	117,255	10,148,420
Schlumberger, Ltd.	114,584	7,939,525

		18,087,945

FINANCIAL—17.2%
American Express Co.	98,525	5,663,217
Ameriprise Financial, Inc.	22,266	1,394,520
Bank of America Corp.	56,084	650,574
JPMorgan Chase & Co.	140,310	6,169,431
Moody’s Corp.	82,738	4,163,376
Wells Fargo & Co.	391,823	13,392,510

		31,433,628

HEALTH CARE—14.3%
Abbott Laboratories	130,891	8,573,361
Baxter International, Inc.	64,986	4,331,967
Johnson & Johnson	100,789	7,065,309
Merck & Co., Inc.	150,831	6,175,021

		26,145,658

	Shares	Value
RETAIL—2.4%
Home Depot, Inc.	23,400	$1,447,290
Kohl’s Corp.	15,200	653,296
Safeway, Inc.	44,558	806,054
Wal-Mart Stores, Inc.	21,410	1,460,804

		4,367,444

STAPLES—9.4%
Altria Group, Inc.	18,000	565,560
Coca-Cola Co. (The)	314,344	11,394,970
Hanesbrands, Inc.*	5,688	203,744
Kraft Foods Group, Inc.	4,152	188,791
Mondelez International, Inc., —Class A	12,456	317,254
PepsiCo, Inc.	43,600	2,983,548
Philip Morris International, Inc.	18,000	1,505,520

		17,159,387

TECHNOLOGY—12.4%
Check Point Software Technologies Ltd.*	52,400	2,496,336
Cisco Systems, Inc.	32,700	642,555
Hewlett-Packard Co.	18	257
Intel Corp.	335,071	6,912,515
International Business Machines Corp.	39,708	7,606,067
Microsoft Corp.	95,282	2,546,888
Oracle Corp.	74,000	2,465,680

		22,670,298

TRANSPORTATION—4.1%
Union Pacific Corp.	58,455	7,348,963

UTILITIES—3.4%
Verizon Communications, Inc.	143,830	6,223,524

Total Common Stocks (Cost: $32,998,285)		179,805,800

TOTAL INVESTMENTS IN SECURITIES
(Cost: $32,998,285)	98.5%	$179,805,800
Other assets in excess of liabilities	1.5%	2,822,475

NET ASSETS	100.0%	$182,628,275

*	Non-Income Producing

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

SCHEDULE OF INVESTMENTS (Concluded)

December 31, 2012

Fair Value Measurements. The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1	—	quoted prices in active markets for identical securities

•	Level 2	—	other significant observable inputs (including quoted prices for identical securities in inactive markets and for similar securities, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3	—	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of inputs used, as of December 31, 2012, in valuing the Fund’s investments carried at value:

	Total Value at 12/31/12	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs
Investments in Common Stocks*	$179,805,800	$179,805,800	$—	$—

*	See details of industry breakout.

At the end of each calendar quarter, management evaluates the classification of Levels 1, 2 and 3 assets and liabilities. Various factors are considered, such as changes in liquidity from the prior reporting period; whether or not a broker is willing to execute at the quoted price; the depth and consistency of prices from third party pricing services; and the existence of contemporaneous, observable trades in the market. Additionally, management evaluates the classification of Level 1 and Level 2 assets and liabilities on a quarterly basis for changes in listings or delistings on national exchanges.

For the year ended December 31, 2012, there were no transfers between Levels 1, 2 and 3 for the Fund.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Assets and Liabilities

December 31, 2012

Assets
Investments in securities, at value (cost $32,998,285)	$179,805,800
Cash	3,881,101
Dividends receivable	379,793
Prepaid expenses	15,119

Total assets	184,081,813

Liabilities
Payables for:
Distributions	1,345,016
Advisory fees	55,614
Custodian fees	4,481
Transfer agent fees	3,901
Accrued expenses and other liabilities	44,526

Total liabilities	1,453,538

Net Assets	$182,628,275

Net Assets consisted of:
Other capital — paid-in or reinvested	$38,188,588
Undistributed net investment income	1,598
Accumulated net realized losses on securities	(2,369,426)
Net unrealized appreciation on investments	146,807,515

Net Assets (Applicable to 468,412 partnership shares outstanding)	$182,628,275

Net Asset Value per share ($182,628,275 / 468,412 shares)	$389.89

Net assets applicable to shares owned by:
Limited partners (468,319 shares)	$182,592,015
Managing general partners (93 shares)	36,260

Total net assets (468,412 shares)	$182,628,275

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Statement of Operations

Year Ended December 31, 2012

Investment income
Dividends		$5,488,070
Interest		1,537

Total investment income		5,489,607

Expenses
Investment advisory services		656,352
Managing general partners’ compensation, officer’s salary and expenses		83,806
Legal fees		92,781
Printing		27,841
Insurance		20,972
Audit fees		20,000
Custodian fees		22,227
Transfer agent fees		35,848
Miscellaneous		13,936

Total expenses		973,763

Net investment income		4,515,844

Net realized and unrealized gain on investments
Realized gain on sale of investment securities		64,245
Realized gain from securities transactions: distributed on redemption of partnership shares		12,949,280
Unrealized appreciation on investments
Beginning of year	$138,976,221
End of year	146,807,515

Net change in unrealized appreciation		7,831,294

Net realized and unrealized gain from investments		20,844,819

Net increase in net assets resulting from operations		$25,360,663

Statements of Changes in Net Assets

Year Ended December 31,

	2012	2011
Increase /(decrease) in net assets
Operations:
Net investment income	$4,515,844	$3,586,097
Net realized gain from securities transactions, for federal income tax purposes net gain is $64,245 and $9,680	64,245	9,680
Excess of market value over book value of securities distributed upon redemption of partnership shares	12,949,280	14,523,741
Net change in unrealized appreciation/(depreciation) on investments	7,831,294	(13,214,314)

Increase in net assets resulting from operations	25,360,663	4,905,204

Distributions to partners from:
Net investment income	(4,516,315)	(3,584,193)

Capital share transactions:
Net asset value of 1,490* and 1,306 shares issued in lieu of cash distributions	577,673	449,664
Cost of 40,170 and 51,009 shares repurchased	(15,347,060)	(17,226,652)

Decrease in net assets from capital share transactions	(14,769,387)	(16,776,988)

Total increase/(decrease) in net assets	6,074,961	(15,455,977)
Net assets:
Beginning of year	176,553,314	192,009,291

End of year **	$182,628,275	$176,553,314

*	Includes 1,489 Limited partners shares and 1 Managing general partners share.

**	Includes undistributed net investment income of $1,598 and $2,069, respectively.

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

FINANCIAL HIGHLIGHTS

(For a Share of the Fund Outstanding Throughout Each Year)

	Years Ended December 31,
	2012	2011	2010	2009	2008
Net Asset Value, Beginning of Year	$348.17	$344.85	$315.61	$267.13	$400.30

Income/(Loss) From Investment Operations:
Net investment income	9.42	6.85	5.79	6.28	8.06
Net gain/(loss) on securities (both realized and unrealized)	41.72	3.32	29.24	48.48	(133.17)

Total from investment operations	51.14	10.17	35.03	54.76	(125.11)

Less Distributions:
From net investment income	(9.42)	(6.85)	(5.79)	(6.28)	(8.06)

Net Asset Value, End of Year	$389.89	$348.17	$344.85	$315.61	$267.13

Total Return	14.75%	2.99%	11.27%	20.94%	(31.56)%

Ratios/Supplemental Data:
Net Assets, End of Year (000’s)	$182,628	$176,553	$192,009	$193,849	$184,798
Ratios to average net assets:
Operating expenses	0.53%	0.50%	0.51%	0.51%	0.46%
Net investment income	2.44%	1.92%	1.80%	2.31%	2.33%
Portfolio Turnover Rate	—%	—%	1.01%	1.06%	0.29%

See Accompanying Notes to Financial Statements.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

NOTES TO FINANCIAL STATEMENTS

December 31, 2012

(A)	ORGANIZATION

Chestnut Street Exchange Fund (the “Fund”), a California Limited Partnership, is registered under the Investment Company Act of 1940, as amended, as a diversified open-end investment management company. The Fund’s investment objective is to seek long-term growth of capital and, secondarily, current income. Effective January 1, 1998, the Fund changed its status for tax purposes from a partnership to a regulated investment company. The change resulted from the enactment of the “Publicly Traded Partnership” rules to the Internal Revenue Code in 1987 which first applied to the Fund after 1997.

(B)	SIGNIFICANT ACCOUNTING PRINCIPLES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuations

Securities listed or traded on an exchange are valued generally at the last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, valued at the closing bid price on that day. Each security reported on the NASDAQ Stock Market, Inc. is valued at the NASDAQ Official Close Price. Securities for which market quotations are not readily available or are believed to be unreliable are valued at fair value as determined in good faith using methods approved by the Managing General Partners. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value.

Securities Transactions and Investment Income

Securities transactions are accounted for on a trade date basis. Realized gains and losses on sales and redemptions in-kind are computed on the basis of specific identification for both financial reporting and income tax purposes. For securities exchanged into the Fund at the Fund’s inception in 1976, the cost for financial reporting purposes is the value of those securities as used in the exchange. The cost, for income tax purposes, of securities exchanged into the Fund is the tax basis of the individual investor. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date.

Distributions

Distributions from net investment income are paid quarterly and recorded on the ex-dividend date. Distributions of capital gains, if any, are paid annually and recorded on the ex-dividend date.

Federal Income Taxes

The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income which is distributed to shareholders. The Fund may elect not to distribute long-term capital gains to shareholders, but retain these gains and pay the income tax at the applicable income tax rate. If the Fund elects to pay the tax on long-term capital gains, on the last day of the year the tax is paid, the partners are entitled to a proportionate credit for the tax payment and the tax basis of their shares is increased by the amount of undistributed gains less the tax paid by the Fund. At December 31, 2012, the Fund had a capital loss carryforward of $2,369,426, which expires December 31, 2016. Therefore, no provision for federal income taxes is recorded in the financial statements.

Under the Regulatory Investment Company Act of 2010, capital losses incurred by the Fund after December 31, 2010 will not be subject to expiration. In addition, such losses must be used to offset future capital gains realized prior to losses incurred in the years preceding enactment.

Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (December 31, 2009—2012) and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

At December 31, 2012, the federal tax cost, aggregate gross unrealized appreciation and depreciation of securities held by the Fund were as follows:

Federal tax cost	$30,602,692

Gross unrealized appreciation	149,378,506
Gross unrealized depreciation	(175,398)

Net unrealized appreciation	$149,203,108

The difference between book basis and tax basis of investments is attributable to the use of the individual partners’ tax basis for those securities contributed to the Fund at its inception, as required by law.

(C)	INVESTMENT ADVISORY FEES, OTHER SERVICES AND TRANSACTIONS WITH AFFILIATES

BlackRock Capital Management, Inc. (“BCM” or the “Adviser”), a wholly owned subsidiary of BlackRock Institutional Management, Inc., serves as Investment Adviser to the Fund pursuant to an advisory agreement dated September 29, 2006 (“Advisory Agreement”). BCM provides advisory, accounting and administrative services to the Fund. All BlackRock entities named are subsidiaries of BlackRock, Inc. BCM pays BNY Mellon Investment Servicing (US) Inc. for administrative services provided to the Fund.

The Advisory Agreement provides for a fee at the annual rate of 4/10ths of 1% of the first $100,000,000 of the Fund’s average daily net assets plus 3/10ths of 1% of net assets exceeding $100,000,000.

BNY Mellon Investment Servicing (US) Inc. also serves as the Fund’s transfer and dividend disbursing agent.

BNY Mellon Investment Servicing Trust Company serves as the Fund’s custodian.

The Managing General Partners each receive a fixed fee as compensation for their services. In addition, the President, Chief Financial Officer and Chief Compliance Officer receive additional payments for overseeing the Fund’s activities, plus reimbursements of related expenses. For the year ended December 31, 2012, payments to or for the Managing General Partners amounted to $83,806.

Legal fees amounting to $92,781 for the year ended December 31, 2012 were paid to Drinker Biddle & Reath LLP. Michael P. Malloy, Esq., Secretary of the Fund, is a partner of that firm.

(D)	INVESTMENT TRANSACTIONS

Purchases and sales of investment securities (excluding short-term obligations and redemptions in-kind) were $0 and $0, respectively, for the year ended December 31, 2012.

(E)	DISTRIBUTIONS TO SHAREHOLDERS

Net investment income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America. The primary difference applicable to the Fund’s distributions is the requirement to pass through 40% of its aggregate expenses to the partners of the Fund. This is required because the Fund has fewer than 500 partners and does not continuously offer shares. The partners treat this pass-through of expenses as a distribution of net investment income and a corresponding miscellaneous itemized deduction of investment expense.

The tax character of distributions paid during 2012 and 2011 were as follows:

	2012	2011
Ordinary income	$4,905,820	$3,957,344
Investment expense	(389,505)	(373,151)

Distributed to partners	$4,516,315	3,584,193

For federal income tax purposes, distributions of net investment income and short-term capital gains are treated as ordinary income dividends.

(F)	IN-KIND DISTRIBUTION OF SECURITIES

During the year ended December 31, 2012, the Fund distributed portfolio securities in lieu of cash for most shareholder redemptions. The value of these redemptions in portfolio securities and cash was as follows:

	Value of the Redemptions	Net Realized Gain Included In Redemptions	Fund Shares Redeemed
Portfolio Securities* .	$15,311,886	$12,949,280	40,078
Cash	35,174	—	92

	$15,347,060	$12,949,280	40,170

*	Includes $1,401 in cash redeemed.

Net realized gains from these transactions are not taxable to the Fund. Such gains are not distributed to shareholders and will be reclassified to paid-in capital at the Fund’s fiscal year end. These transactions were completed following guidelines approved by the Managing General Partners.

(G)	INDEMNIFICATIONS

In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future, and therefore, cannot be estimated. However, based on experience, the risk of material loss for such claims is considered remote.

(H)	TAX MATTERS

At December 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$1,598
Capital loss carryover	(2,369,426)
Net unrealized appreciation of investments	149,203,108

$146,835,280

On December 31, 2012, undistributed realized gain/accumulated realized loss on securities was decreased by $12,949,280 and additional paid-in capital was increased by $12,949,280 due to permanent differing book and tax treatment of realized gains and losses attributable to the differences in the book and tax cost of securities described in Note B. Net assets of the Fund were unaffected by this change.

(I)	SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events on the Fund through the date the financial statements were issued, and determined that there were no subsequent events requiring disclosure.

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

Additional Information (Unaudited)

Annual Approval Investment Advisory Agreement

At a meeting held on July 25, 2012, the Managing General Partners of the Chestnut Street Exchange Fund (the “Fund”), including the Independent Managing General Partners, approved the continuation of the investment advisory agreement with BlackRock Capital Management, Inc. (“BCM”) with respect to the Fund for an additional one-year period. In connection with their approval, the Managing General Partners considered, with the assistance of independent counsel, their legal responsibilities and reviewed the nature and quality of services provided to the Fund and BCM’s experience and qualifications. The Managing General Partners reviewed and considered a report that included, among other things, (1) a comparison of the advisory fee and total expense ratio of shares of the Fund to those of the BlackRock Funds Exchange Portfolio (the “BlackRock Portfolio”) the other exchange portfolio managed by BCM, and the Fund’s Lipper peer group; (2) a comparison of the performance of the Fund to the BlackRock Portfolio, its benchmark (S&P 500) as well as the Dow Jones Industrial Average and its Lipper peer group; (3) a compensation or possible benefits to BCM arising from its relationship with the Fund; (4) a discussion of the current business activities of BCM’s parent, BlackRock, Inc.; (5) information about the services provided to the Fund, the personnel that are involved in the management of the Fund and how they are compensated; (6) a description of the procedures for determining that the Fund receives best execution and for allocating portfolio opportunities among the Fund and other advisory clients of BlackRock; (7) the nature of BCM’s internal controls to monitor portfolio compliance; and (8) the costs of the services to be provided and BCM’s profits with respect to the Fund. Since the Fund was closed to new investors, economies of scale was not considered relevant.

After discussion, the Managing General Partners concluded that BCM had the capabilities, resources and personnel necessary to manage the Fund. The Managing General Partners considered the services provided by BCM and the fees paid by the Fund in relation to BlackRock Portfolio’s fees and the Fund’s Lipper peer group, as well as the Fund’s performance and other information presented and discussed, and the Managing General Partners concluded that the advisory fees paid by the Fund are fair and equitable.

Proxy Voting

Policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities as well as information regarding how the Fund voted proxies relating to portfolio securities for the most recent 12-month period ended June 30 are available without charge, upon request, by calling (800) 852-4750 and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Quarterly Portfolio Schedule

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third fiscal quarters of each fiscal year (quarters ended March 31 and September 30) on Form N-Q. The Fund’s Form N-Q is available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. Information on the operation of the SEC Public Reference Room may be obtained by calling 1-800-SEC-0330.

Tax Information

As required by the Internal Revenue Code, 100% of ordinary income dividends paid for the year ended December 31, 2012 have been designated as: 1) qualified for the reduced tax rate under The Job and Growth Relief Reconciliation Act of 2003, and 2) eligible for the dividend received deduction for corporate shareholders.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Partners of

Chestnut Street Exchange Fund

We have audited the accompanying statement of assets and liabilities, including the schedule of investments of Chestnut Street Exchange Fund (the “Fund”), as of December 31, 2012, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2012 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Chestnut Street Exchange Fund as of December 31, 2012, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 20, 2013

CHESTNUT STREET EXCHANGE FUND

(A California Limited Partnership)

INFORMATION ON THE MANAGING GENERAL

PARTNERS AND OFFICERS OF THE FUND

(Unaudited)

The list below provides certain information about the identity and business experience of the Managing General Partners and officers of the Fund. The Fund’s Statement of Additional Information includes additional information about the Fund’s Managing General Partners, which may be obtained from the Fund free of charge by calling 1-800-852-4750.

TERM OF OFFICE: The Fund’s partnership agreement provides that each Managing General Partner holds office until the earliest of (a) the election of his or her successor; or (b) the date a Managing General Partner dies, resigns, becomes insane, is adjudicated as bankrupt or is removed by a majority of the partners. The officers of the Fund are elected by the Managing General Partners and each officer holds office for one year or until he or she shall resign or be removed or until his or her successor is elected and qualified.

Name, Address, and Age	Position with the Fund and Length of Time Served	Principal Occupations During Past 5 Years and Current Affiliations	Number of Portfolios in Fund Complex(1) Overseen by Managing General Partners	Other Directorship(2) Held by Managing General Partner

Disinterested Managing General Partners
Gordon L. Keen, Jr. c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 68	Managing General Partner since 2006	Senior Vice President, Law & Corporate Department, Airgas, Inc. (Radnor, PA-based distributor of industrial, medical and specialty gases, and welding and safety equipment and supplies) from January 1992 to January 2006.	1	None

Edward J. Roach c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 88	Managing General Partner since 2000.	Certified Public Accountant; Chief Compliance Officer 2004-2012, President 2002-2012 and Treasurer 1981-2012 of the Fund; President and/or Treasurer of 1 other investment company advised by BCM, 1988-2009.	1	None

Langhorne B. Smith c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 76	Managing General Partner since 1997	Retired. President and Director, The Sandridge Corporation (private investment company); Director, Claneil Enterprises, Inc. (private investment company).	1	None

Name, Address, and Age	Position with the Fund and Length of Time Served	Principal Occupations During Past 5 Years and Current Affiliations	Number of Portfolios in Fund Complex(1) Overseen by Managing General Partners	Other Directorship(2) Held by Managing General Partner

Disinterested Managing General Partners (continued)
David R. Wilmerding, Jr. c/o BNY Mellon Investment Servicing (US) Inc. 103 Bellevue Parkway Wilmington, DE 19809 Age: 77	Managing General Partner since 1976; Chairman of the Managing General Partners since 2006	Retired. Chairman, Wilmerding & Associates (investment advisers) from February 1989 to 2006.	1	Director, Beaver Management Corporation

Officers
Salvatore Faia, JD, CPA, CFE Vigilant Compliance LLC Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 Age:50	President and Chief Compliance Officer since 2012	President, Vigilant Compliance LLC since 2004; and Director of Energy Income Partnership since 2005.	N/A	N/A

John Boyle, CPA, MBA Vigilant Compliance LLC Brandywine Two 5 Christy Drive, Suite 209 Chadds Ford, PA 19317 Age: 59	Chief Financial Officer since 2012	Director, Vigilant Compliance LLC since 2006.	N/A	N/A

Michael P. Malloy Drinker Biddle & Reath One Logan Square 18th and Cherry Streets Philadelphia, PA 19103 Age: 53	Secretary since 2001	Secretary of Chestnut Street Exchange Fund; Partner in the law firm of Drinker Biddle & Reath LLP.	N/A	N/A

James G. Shaw 103 Bellevue Parkway Wilmington, DE 19809 Age: 52	Treasurer Since 2012	Vice President since 1995 and Director since 2005; BNY Mellon Investment Servicing (US) Inc. (formerly PNC Global Investment Servicing (U.S.), Inc.); Assistant Treasurer of the Fund 2009-2012.	N/A	N/A

(1)	The Fund Complex includes all registered investment companies that are advised by BlackRock Capital Management, Inc. or one of its affiliates.

(2)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended (i.e., “public companies”) or other investment companies registered under the 1940 Act.

CHESTNUT STREET EXCHANGE FUND

Privacy Notice

Chestnut Street Exchange Fund is committed to protecting the security and confidentiality of the personal information of our partners. We provide you with this notice to inform you about our practices with respect to personal information.

We collect nonpublic personal information about you from the following sources:

•	Information we receive from you; and

•	Information about your transactions with us or others

We do not disclose any nonpublic personal information about you to anyone, except as permitted by law. If you decide to close your account we will adhere to the privacy policies and practices as described in this notice.

We restrict access to your personal and account information to those employees of BNY Mellon Investment Servicing Inc. and the Fund’s Treasurer who need to know that information to provide services to you. We maintain physical, electronic and procedural safeguards to guard your nonpublic personal information.

MANAGING GENERAL PARTNERS

Gordon L. Keen, Jr.

Edward J. Roach

Langhorne B. Smith

David R. Wilmerding, Jr.

INVESTMENT ADVISERS

BlackRock Capital Management, Inc.

100 Bellevue Parkway

Wilmington, Delaware 19809

TRANSFER AGENT

BNY Mellon Investment

Servicing (US) Inc.

P.O. Box 8950

Wilmington, Delaware 19899

(800) 852-4750

Annual Report

December 31, 2012

Chestnut Street Exchange Fund

103 Bellevue Parkway

Wilmington, Delaware 19809

(800) 852-4750

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(f)	A copy of the Code of Ethics is available as provided in Item 12(a)(1) of this report.

Item 3. Audit Committee Financial Expert.

The registrant’s board of managing general partners has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Langhorne B. Smith is the “audit committee financial expert” and is “independent” (as each item is defined in Item 3 of Form N-CSR).

Item 4. Principal Accountant Fees and Services.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $19,900 for 2011 and $19,900 for 2012.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2011 and $0 for 2012.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $0 for 2011 and $0 for 2012.

All Other Fees

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2011 and $0 for 2012.

(e)(1)	Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

The Audit Committee does not have pre-approved policies and procedures. Instead, the Audit Committee approves on a case-by-case basis each audit or non-audit service before the accountant is engaged by the Registrant.

(e)(2)	No services described in paragraph (b) through (d) were approved by the Audit Committee pursuant to the “de minimis” exception of Rule 2-01(c)(7)(i)(c) of Regulation S-X.

(f)

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)

The aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 for 2011 and $0 for 2012.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of managing general partners.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))), that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)     Chestnut Street Exchange Fund

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President & Chief Compliance Officer (principal executive officer)

Date   2/26/2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Salvatore Faia
Salvatore Faia, President & Chief Compliance Officer (principal executive officer)

Date   2/26/2013

By (Signature and Title)*	/s/ John Boyle
John Boyle, Chief Financial Officer (principal financial officer)

Date   2/22/2013

* Print the name and title of each signing officer under his or her signature.